Exhibit 10(az)


                                [NCT Letter Head]



                                             Dated as of July 2, 2003

SpringerRun, Inc.
313 Stanwich Rd
Greenwich, CT  06830
Attention:  Mr. John J. McCloy II

RE:  CONSULTING AGREEMENT

Dear Mr. McCloy:

This will confirm the arrangements, terms and conditions pursuant to which SpringerRun, Inc. ("Consultant"), has been retained to serve as a consultant and advisor to NCT Group, Inc. (the "Company," as further defined in Paragraph 13(c) hereof). The undersigned hereby agree to the following terms and conditions:

1. Duties of Consultant: Consultant will provide such consulting services and advice pertaining to the Company's business affairs as the Company may from time to time reasonably request. Without limiting the generality of the foregoing, Consultant will assist the Company in finding licensing and distribution agreements, equity capital, debt financing and joint venture partners. "Distribution agreements," as used in this Agreement, includes master distributor agreements, master reseller agreements, reseller agreements and direct end user agreements. The services described herein shall be rendered by Consultant under the direction of the Company and at such time, place and in such manner (whether by conference, telephone, letter or otherwise) as the Company and Consultant may mutually determine.

2. Term of Agreement: The initial term of this Agreement shall begin as of the date hereof and be for a one-year period, but will automatically be extended beyond the expiration of such initial term for additional consecutive one-year terms upon the anniversary of the commencement of each one-year term unless terminated by either party upon written notice to the other no less than 30 days prior to the expiration of each respective term.

3. Available Time: Consultant shall make available such time as it, in its sole discretion, shall deem appropriate for the performance of its obligations under this Agreement. Consultant may perform consulting or other services for other companies, except that, during the term of this Agreement, it may not do so for companies that directly compete with the Company.

4. Compensation: As compensation for Consultant's services hereunder, the Company shall promptly pay to Consultant the following:

     (a) Raising Capital and Debt: A finder's fee shall be paid to Consultant of six percent (6%) of any Equity Capital (as defined below) and one percent (1%) of any debt financing raised for the Company from those parties listed as "Business Targets" on Schedule A hereto. Consultant shall also be issued warrants exercisable two years after issuance to purchase an amount of equity in the Company equal to 5% of any Equity Capital sold to Business Targets, at the same price as the Equity Capital sold. "Equity Capital," as used in this provision, shall include funds used to

NCT Group, Inc.


          purchase (i) debt instruments that are convertible into equity, (ii) "put" options to acquire equity, (iii) preferred stock of any nature and (iv) any other Company obligations in which the holder has rights to acquire Company equity of any kind, even if in addition to a right of repayment of debt. In the case of debt combined with a right to acquire Company equity (e.g., convertible debt), the finder's fee shall be 1% of the debt financing raised and, if the right to acquire Company equity is subsequently exercised (e.g., the debt is converted), an additional 5% of the original debt financing raised, for a total of 6%.

     (b) Licensing and Distribution Revenues: A finder's fee shall be paid to Consultant of seven per cent (7%) of the Contract Revenues (as defined below) received by the Company, when received, under any licensing and/or distribution agreements between the Company and those parties listed on Schedule A hereto as Business Targets. For purposes of this Agreement, "Contract Revenues" are defined as all revenues received by the Company under a licensing and/or distribution agreement between the Company and a Business Target, less verifiable direct costs incurred by the Company in delivery of the license, services or products required by such agreement. The 7% finder's fee, as discussed above, shall be paid for a period of three years from the date that Contract Revenues are first received by the Company from each Business Target listed on Schedule A, and thereafter, the fee shall be 5% of Contract Revenues from such Business Target.

     (c) Joint Ventures, etc.: In the event the Company enters into a joint venture, partnership or other business relationship with any Business Target that results in gross revenues being paid to the Company, Consultant shall receive a fee of seven percent (7%) of such gross revenues, when received by the Company, that result from the aforementioned, less verifiable direct costs incurred by the Company in delivery of any license, services or products required by such business relationship. The 7% finder's fee, as discussed above, shall be paid for a period of three years from the date that gross revenues are first received from each Business Target listed on Schedule A, and thereafter, the fee shall be 5% of Gross Revenues from such Business Target.

     For purposes of this Agreement, Consultant's compensation shall be based on amounts raised or revenues received in connection with the applicable transaction by the Company, of any nature, including any legal, beneficial or equitable interest in a business such as stock, stock options, partnership interests, membership interests, beneficial trust interests and similar types of interests, as well as any deferred compensation. Consultant may request that any cash fee described above be given as equity in the Company instead of cash. The Company at its sole discretion may decide to honor the request. If the Company decides to honor the request, the price of the equity will be mutually agreed upon by the parties at the time of the request but in no event will such price be greater than the price attributed by the then most recent sale of equity by the Company. Consultant and the Company may, on a comparable basis, agree that Consultant will receive equity in any joint venture or similar entity referred to in Paragraph 4(c) above in lieu of all or part of a cash fee provided for herein.

5. Nature of Schedule A: A person or entity may be added as a Business Target in Schedule A only upon the prior written consent of the Company, which consent shall not be unreasonably withheld. Any Business Target may be removed from Schedule A by the Company via written notice to Consultant if such Business Target does not enter into a business relationship with the Company within six months of its inclusion on Schedule A. If, in the Company's opinion at the end of such six-month period, (a) reasonable progress is being made towards entering into a business relationship or (b) the lack of a business relationship is the result solely of factors outside Consultant's and the Business Target's control, the Company shall refrain from effecting such removal until such time as these two conditions are no longer the case. Consultant's rights with respect to Business Targets shall

NCT Group, Inc.


     be exclusive during the period in which they are on Schedule A.

6. Expenses: If Consultant uses other persons or entities to assist it in performing its duties under this Agreement (e.g., co-finders or agents), Consultant shall be responsible for any compensation to such persons or entities, unless otherwise agreed in advance in writing by the Company. Expenses incurred by Consultant in performing its duties under this Agreement will be paid by Consultant; provided, however, that the Company may at its sole discretion advance Consultant reasonable out-of-pocket expenses, which expenses shall be repaid as setoffs against compensation to Consultant hereunder and shall be documented by Consultant.

7. Relationship: Nothing herein shall constitute Consultant as an employee or agent of the Company, it being understood that Consultant will be an independent contractor with respect to the Company. Except to such extent as might hereinafter be expressly agreed in writing in advance for a particular purpose, Consultant shall not have the authority to obligate or commit the Company in any manner whatsoever.

8. Information: The Company acknowledges that, in providing services under this Agreement Consultant will rely on information furnished by the Company concerning the Company's business affairs without independent certification and represents that such information will be materially complete and correct.

9. Confidentiality: Except as necessary in the course of performing its duties hereunder, Consultant shall not disclose any trade secrets, know-how or other proprietary information of the Company learned as a result of this Agreement or Consultant's performance hereunder (collectively, "Information"), unless such Information has become generally known to the public through no fault of Consultant. Upon request from the Company, Consultant shall promptly return to the Company all originals and copies of Information in its possession, custody or control following the expiration or any termination of this Agreement. This Paragraph 9 shall survive the expiration or any termination of this Agreement.

10. Company Agreements: Nothing in this Agreement shall obligate the Company to enter into any agreement or business relationship with any third party; provided, however, that the Company will exert reasonable commercial efforts to execute agreements and consummate the creation of business relationships with Business Targets if negotiations between the Company and the applicable Business Target have begun. Consultant acknowledges that the Company may, as a result of contractual restrictions (e.g., rights of exclusivity of third parties) now existing or hereafter arising, be (a) prohibited from entering into certain agreements or business relationships with Business Targets or (b) permitted to enter into certain agreements or business relationships with Business Targets only with the participation of third parties thereby potentially reducing the amounts received by the Company and hence Consultant's compensation hereunder.

11.  Assignment:  This Agreement  shall not be assignable by either party except
     (a) with the other party's prior written consent or (b) to an affiliate of the assigning party with prior written notice to the other party. This Agreement shall be binding upon the parties and their respective successors-in-interest and permitted assigns.

12. Governing Law: This Agreement shall be deemed to be a contract made under the laws of the State of Connecticut and for all purposes shall be construed in accordance with the laws of such State.

NCT Group, Inc.


13.  Miscellaneous:

     (a) The Company shall provide Consultant, in regard to any transaction for which compensation is due to Consultant hereunder, with timely copies of all letters of intent, offers, counter-offers, final agreements, closing statements and any other information or materials that are pertinent to calculating such compensation, including copies of payments and the dates thereof.

     (b) Each of the undersigned signatories, individually and on behalf of Company and Consultant, respectively, represents and warrants that he or she has the authority to enter into this Agreement.

     (c) The "Company," as used in this Agreement, shall mean NCT Group, Inc. and any of its affiliates.

     (d) No communications, consents and other notices hereunder shall be effective unless in writing and delivered in person, by recognized commercial courier, by telecopy, by certified mail (postage prepaid, return receipt requested) or by e-mail, properly directed to the intended recipient at its last known address, telecopy number or e-mail address (in the case of the Company, Attn: Michael J. Parrella; in the case of Consultant, Attn: John J. McCloy II and/or John J. McCloy III).

     (e) This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all other prior or contemporaneous agreements or understandings with respect to such subject matter.

Please evidence your agreement to and acceptance of all of the foregoing by signing where indicated below, whereupon this Agreement shall become binding between us.


Very truly yours,


NCT GROUP, INC.




By:  /s/  Michael J. Parrella
     -----------------------------------------
     Name:  Michael J. Parrella
     Title: Chairman & Chief Executive Officer


AGREED AND ACCEPTED:

SpringerRun, Inc.


By:  /s/  John J. McCloy II
     -----------------------------------------
          John J. McCloy II
          Chief Executive Officer

          -- and --


By:  /s/  John J. McCloy III
     -----------------------------------------
          John J. McCloy III
          President

NCT Group, Inc.


                                                                      Schedule A
                                                                      ----------
                                BUSINESS TARGETS
                                ----------------

        (Entries in the "Headquarter Country" column are noted below for reference only and are not intended as a geographical
          limitation on the rights of Consultant under this Agreement.)

--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------
@ YoInternet Solutions                            7/21/2003     UK
--------------------------------------------------------------------------------
1&1 Internet Limited                              7/21/2003     UK
--------------------------------------------------------------------------------
1st Easy Ltd.                                     7/21/2003     UK
--------------------------------------------------------------------------------
3                                                10/21/2003     UK
--------------------------------------------------------------------------------
8el (Aggregated Telecom)                           7/2/2003     UK
--------------------------------------------------------------------------------
9 Telecom                                          8/1/2003     France
--------------------------------------------------------------------------------
A L Digital Ltd.                                  7/21/2003     UK
--------------------------------------------------------------------------------
AA                                               11/17/2003     USA
--------------------------------------------------------------------------------
Aabel Web Design Services                         7/21/2003     UK
--------------------------------------------------------------------------------
Abel Internet                                     7/21/2003     UK
--------------------------------------------------------------------------------
Ace Internet                                      7/21/2003     UK
--------------------------------------------------------------------------------
AdeptWeb Ltd                                      7/21/2003     UK
--------------------------------------------------------------------------------
ADSL-Now!                                         7/21/2003     UK
--------------------------------------------------------------------------------
Affinity E-Commerce Ltd.                          7/21/2003     UK
--------------------------------------------------------------------------------
Affinity Wireless                                  7/2/2003     UK
--------------------------------------------------------------------------------
Aflex Ltd.                                        7/21/2003     UK
--------------------------------------------------------------------------------
Air India                                         7/25/2003     India
--------------------------------------------------------------------------------
Airtel                                            10/21/2003    India
--------------------------------------------------------------------------------
Akhter                                           11/17/2003     India
--------------------------------------------------------------------------------
Albion.NET                                        7/21/2003     UK
--------------------------------------------------------------------------------
All Online Ltd.                                   7/21/2003     UK
--------------------------------------------------------------------------------
Allianz/Dresdener Bank                            7/2/2003      Germany
--------------------------------------------------------------------------------
Altaire Ltd.                                      7/21/2003     UK
--------------------------------------------------------------------------------
Altitude Telecom                                   8/1/2003     France
--------------------------------------------------------------------------------
Altohiway Limited                                 7/21/2003     UK
--------------------------------------------------------------------------------
Ambrit Ltd.                                       7/21/2003     UK
--------------------------------------------------------------------------------
Andrews & Arnold                                  7/21/2003     UK
--------------------------------------------------------------------------------
Applica Broadband                                 7/21/2003     UK
--------------------------------------------------------------------------------
Aria                                               7/5/2003     Turkey
--------------------------------------------------------------------------------
Arrange It 2000 Ltd.                              7/21/2003     UK
--------------------------------------------------------------------------------
Ashbury (U K) Ltd.                                7/21/2003     UK
--------------------------------------------------------------------------------
Askalix Ltd.                                      7/21/2003     UK
--------------------------------------------------------------------------------
Astra Associates Ltd                              7/21/2003     UK
--------------------------------------------------------------------------------
Atlas Telecom                                      8/1/2003     France
--------------------------------------------------------------------------------
Audi                                               7/2/2003     Germany
--------------------------------------------------------------------------------
AVC Mobility                                     11/17/2003     UK
--------------------------------------------------------------------------------
Avenir Telecom                                    10/1/2003     France
--------------------------------------------------------------------------------
Banco di Roma                                      8/1/2003     Italy
--------------------------------------------------------------------------------
Bank March - Spain                               11/17/2003     Spain
--------------------------------------------------------------------------------
Banque Eduard Constant                           11/17/2003     Spain
--------------------------------------------------------------------------------

NCT Group. Inc.


--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------
Barthy                                           11/17/2003     UK
--------------------------------------------------------------------------------
Base                                              7/25/2003     Belgium
--------------------------------------------------------------------------------
Belgacom                                          7/25/2003     Belgium
--------------------------------------------------------------------------------
Bewrlusconi                                        8/1/2003     Italy
--------------------------------------------------------------------------------
Bhahti Teelcom                                   10/21/2003     India
--------------------------------------------------------------------------------
BISCit                                            7/21/2003     UK
--------------------------------------------------------------------------------
Blah Ltd.                                         7/21/2003     UK
--------------------------------------------------------------------------------
Blue Sky                                         11/17/2003     UK
--------------------------------------------------------------------------------
BMW                                                7/2/2003     Germany
--------------------------------------------------------------------------------
Boltblue broadband                                7/21/2003     UK
--------------------------------------------------------------------------------
Bouygues Telecom                                   8/1/2003     France
--------------------------------------------------------------------------------
BPL                                              10/21/2003     India
--------------------------------------------------------------------------------
breathe.com                                       7/21/2003     UK
--------------------------------------------------------------------------------
British Airways                                  11/17/2003     UK
--------------------------------------------------------------------------------
British Gas                                      11/17/2003     UK
--------------------------------------------------------------------------------
British Military                                   7/2/2003     UK
--------------------------------------------------------------------------------
British Premier Soccer League                      7/2/2003     UK
--------------------------------------------------------------------------------
BSNL                                             10/21/2003     India
--------------------------------------------------------------------------------
Bulgaria - nementschek                           11/17/2003     Bulgaria
--------------------------------------------------------------------------------
Bulgaria Telecom                                 11/17/2003     Bulgaria
--------------------------------------------------------------------------------
Bulldog Communications1                           7/21/2003     UK
--------------------------------------------------------------------------------
Bulletin Board Systems Ltd.                       7/21/2003     UK
--------------------------------------------------------------------------------
Business Serve plc                                7/21/2003     UK
--------------------------------------------------------------------------------
Bytel Ltd.                                        7/21/2003     UK
--------------------------------------------------------------------------------
C & A                                             7/25/2003     Switzerland
--------------------------------------------------------------------------------
C 2 Internet Ltd.                                 7/21/2003     UK
--------------------------------------------------------------------------------
Cable & Wireless                   Jamaica         7/2/2003     Jamaica
--------------------------------------------------------------------------------
Cairn-Systems                                     7/21/2003     UK
--------------------------------------------------------------------------------
Canal                                             10/1/2003     France
--------------------------------------------------------------------------------
Canal Satellite                                   10/1/2003     France
--------------------------------------------------------------------------------
CannonsLA Fitness                                11/17/2003     UK
--------------------------------------------------------------------------------
Caparo                                           11/17/2003     UK
--------------------------------------------------------------------------------
Cardtetck                                        11/17/2003     UK
--------------------------------------------------------------------------------
Cardwell Communicatios                           11/17/2003     UK
--------------------------------------------------------------------------------
Carphone Warehouse                               10/21/2003     UK
--------------------------------------------------------------------------------
Catalyst Internet Design                          7/21/2003     UK
--------------------------------------------------------------------------------
Cegetel Group                                      8/1/2003     France
--------------------------------------------------------------------------------
Centrenet                                         7/21/2003     UK
--------------------------------------------------------------------------------
Centrica                                         11/17/2003     Spain
--------------------------------------------------------------------------------
City Netgates Ltd.                                7/21/2003     UK
--------------------------------------------------------------------------------
Clara.net                                         7/21/2003     UK
--------------------------------------------------------------------------------
Club Internet                                     8/1/2003      France
--------------------------------------------------------------------------------
Coca Cola EMEA                                    7/25/2003     UK
--------------------------------------------------------------------------------
Codinet                                           7/25/2003     Belgium
--------------------------------------------------------------------------------

----------------
1 Not related to Bulldog Communications, Inc., the Delaware corporation.

NCT Group, Inc.


--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------
Cogent UK                                         7/25/2003     UK
--------------------------------------------------------------------------------
COLT Telecommunications                           7/21/2003     UK
--------------------------------------------------------------------------------
Comag Computers                                   7/21/2003     UK
--------------------------------------------------------------------------------
Commercial Internet Services Ltd.                 7/21/2003     UK
--------------------------------------------------------------------------------
Commerzbank                                        7/2/2003     Germany
--------------------------------------------------------------------------------
Community Internet Plc                            7/21/2003     UK
--------------------------------------------------------------------------------
Completel                                         8/1/2003      France
--------------------------------------------------------------------------------
Conference on the Web Ltd.                        7/21/2003     UK
--------------------------------------------------------------------------------
Custom Access                                     7/21/2003     UK
--------------------------------------------------------------------------------
Cybase Ltd.                                       7/21/2003     UK
--------------------------------------------------------------------------------
Cyberquest U K                                    7/21/2003     UK
--------------------------------------------------------------------------------
Daimler Chrysler                                   7/21/2003    UK
--------------------------------------------------------------------------------
Data                                               7/25/2003    India
--------------------------------------------------------------------------------
Data Link Information Systems                      7/21/2003    UK
--------------------------------------------------------------------------------
DataComms Europe Ltd.                              7/21/2003    UK
--------------------------------------------------------------------------------
Datatrial Ltd.                                     7/21/2003    UK
--------------------------------------------------------------------------------
Deloite & Touche                                   11/17/2003   UK
--------------------------------------------------------------------------------
Demon                                             7/21/2003     UK
--------------------------------------------------------------------------------
Dentalserve Net Professional
Services Ltd.                                     7/21/2003     UK
--------------------------------------------------------------------------------
Deutsche Bank                                      7/2/2003     Germany
--------------------------------------------------------------------------------
Deutsche Telekom                                  7/21/2003     Germany
--------------------------------------------------------------------------------
Die Zeit                                           7/2/2003     Germany
--------------------------------------------------------------------------------
Digital Residence Ltd.                            7/21/2003     UK
--------------------------------------------------------------------------------
Dimension Data                                   11/17/2003     UK
--------------------------------------------------------------------------------
Dogan Online                                       7/5/2003     Turkey
--------------------------------------------------------------------------------
Dogus Holdings                                     7/5/2003     Turkey
--------------------------------------------------------------------------------
Draco Computer Systems                            7/21/2003     UK
--------------------------------------------------------------------------------
Dutchtone                                         7/25/2003     UK
--------------------------------------------------------------------------------
East Midlands Network Ltd.                        7/21/2003     UK
--------------------------------------------------------------------------------
Easynet                                           10/1/2003     France
--------------------------------------------------------------------------------
Easynet Ltd.                                      7/21/2003     UK
--------------------------------------------------------------------------------
Eclipse Internet                                  7/21/2003     UK
--------------------------------------------------------------------------------
Eclipse Networking Ltd.                           7/21/2003     UK
--------------------------------------------------------------------------------
Edinburgh Network Technologies
Ltd.                                              7/21/2003     UK
--------------------------------------------------------------------------------
edNET                                             7/21/2003     UK
--------------------------------------------------------------------------------
Einstein.Net                                       7/2/2003     USA
--------------------------------------------------------------------------------
Element                                          11/17/2003     UK
--------------------------------------------------------------------------------
Ember Media Ltd.                                 7/21/2003      UK
--------------------------------------------------------------------------------
ENI                                              11/17/2003     UK
--------------------------------------------------------------------------------
Entanet                                          7/21/2003      UK
--------------------------------------------------------------------------------
Eplus                                            11/17/2003     UK
--------------------------------------------------------------------------------
Equant                                           7/2/2003       France
--------------------------------------------------------------------------------
Ericsson                                         11/17/2003     Sweden
--------------------------------------------------------------------------------
Ethos Personnel Training
Consultancy                                       7/21/2003     UK
--------------------------------------------------------------------------------
Etisalat                                         11/17/2003     UK
--------------------------------------------------------------------------------
Eurospot                                          10/1/2003     France
--------------------------------------------------------------------------------

NCT Goup, Inc.


--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------

Eutelsat                                          10/1/2003     France
--------------------------------------------------------------------------------
Evisor                                           11/17/2003     UK
--------------------------------------------------------------------------------
Exnet Systems Ltd.                                7/21/2003     UK
--------------------------------------------------------------------------------
Exponential-E Ltd.                                7/21/2003     UK
--------------------------------------------------------------------------------
Fastnet International Ltd.                        7/21/2003     UK
--------------------------------------------------------------------------------
FIAT                                             11/17/2003     Italy
--------------------------------------------------------------------------------
Firstnet                                          7/21/2003     UK
--------------------------------------------------------------------------------
Football Ltd.                                     7/21/2003     UK
--------------------------------------------------------------------------------
Force Bureautique                                 10/1/2003     France
--------------------------------------------------------------------------------
France Television                                 10/1/2003     France
--------------------------------------------------------------------------------
Frankfurter Allgemineine                           7/2/2003     Germany
--------------------------------------------------------------------------------
Free                                               8/1/2003     France
--------------------------------------------------------------------------------
Freecom Net G B Plc                               7/21/2003     UK
--------------------------------------------------------------------------------
Freedom to Surf Plc                               7/21/2003     UK
--------------------------------------------------------------------------------
Freedom2 Ltd.                                     7/21/2003     UK
--------------------------------------------------------------------------------
FreeUK                                            7/21/2003     UK
--------------------------------------------------------------------------------
Frontier Internet Services Ltd                    7/21/2003     UK
--------------------------------------------------------------------------------
Gen-PA                             Turkey          7/2/2003     Turkey
--------------------------------------------------------------------------------
Geolink                                            8/1/2003     France
--------------------------------------------------------------------------------
German Bundesliga                                  7/2/2003     Germany
--------------------------------------------------------------------------------
Get Online Broadband                              7/21/2003     UK
--------------------------------------------------------------------------------
Global Secure Systems Ltd.                        7/21/2003     UK
--------------------------------------------------------------------------------
Go Holidaybreaks Ltd.                             7/21/2003     UK
--------------------------------------------------------------------------------
Godsweb Europe Ltd.                               7/21/2003     UK
--------------------------------------------------------------------------------
Goldfish                                         11/17/2003     UK
--------------------------------------------------------------------------------
Goldline Media Ltd.                               7/21/2003     UK
--------------------------------------------------------------------------------
Griffin Information Systems Ltd.                  7/21/2003     UK
--------------------------------------------------------------------------------
Griffin Internet                                  7/21/2003     UK
--------------------------------------------------------------------------------
GX Networks                                       7/21/2003     UK
--------------------------------------------------------------------------------
Harleyr Ltd.                                      7/21/2003     UK
--------------------------------------------------------------------------------
HBOC                                              7/21/2003     UK
--------------------------------------------------------------------------------
HDFC                                             10/21/2003     India
--------------------------------------------------------------------------------
Headstart Enterprises Ltd.                        7/21/2003     UK
--------------------------------------------------------------------------------
Henkel AG                                        11/17/2003     Germany
--------------------------------------------------------------------------------
Holmes Place                                     11/17/2003     UK
--------------------------------------------------------------------------------
Host 365                                          7/21/2003     UK
--------------------------------------------------------------------------------
Houxou.com                                        7/21/2003     UK
--------------------------------------------------------------------------------
Hutchinson 3G                                      7/2/2003     UK
--------------------------------------------------------------------------------
Hypo Vereins Bank                                  7/2/2003     Germany
--------------------------------------------------------------------------------
ICICI                                             7/25/2003     India
--------------------------------------------------------------------------------
ICL Fujitsu UK                                    7/25/2003     UK
--------------------------------------------------------------------------------
ICM NetServ Solutions plc                         7/21/2003     UK
--------------------------------------------------------------------------------
Icom Innovations Ltd.                             7/21/2003     UK
--------------------------------------------------------------------------------
Ics&M Net Ltd.                                    7/21/2003     UK
--------------------------------------------------------------------------------
Inca Europe Ltd.                                  7/21/2003     UK
--------------------------------------------------------------------------------
Indo Suez                                        11/17/2003     UK
--------------------------------------------------------------------------------

NCT Group, Inc.


--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------

Indx (U K) Ltd.                                   7/21/2003     UK
--------------------------------------------------------------------------------
Info Channel                       Jamaica         7/2/2003     Jamaica
--------------------------------------------------------------------------------
Infonet                                           10/1/2003     France
--------------------------------------------------------------------------------
Inline Sales                                      7/2/20032     UK
--------------------------------------------------------------------------------
Intelsat                                          10/1/2003     France
--------------------------------------------------------------------------------
Internet Central Limited                          7/21/2003     UK
--------------------------------------------------------------------------------
Internet For Business Ltd.                        7/21/2003     UK
--------------------------------------------------------------------------------
Interoute                                         10/1/2003     France
--------------------------------------------------------------------------------
Interspoutnik                                     10/1/2003     France
--------------------------------------------------------------------------------
Intonet (UK) Ltd.                                 7/21/2003     UK
--------------------------------------------------------------------------------
InWeb                                             7/21/2003     UK
--------------------------------------------------------------------------------
Iomart Ltd.                                       7/21/2003     UK
--------------------------------------------------------------------------------
Ip Support Ltd.                                   7/21/2003     UK
--------------------------------------------------------------------------------
It2 Ltd.                                          7/21/2003     UK
--------------------------------------------------------------------------------
ITC Group                                         7/25/2003     India
--------------------------------------------------------------------------------
izR Solutions Ltd                                 7/21/2003     UK
--------------------------------------------------------------------------------
Jippii U K Plc                                    7/21/2003     UK
--------------------------------------------------------------------------------
Julius Baer                                       7/25/2003     Germany
--------------------------------------------------------------------------------
Jupiter Holland                                    7/5/2003     UK
--------------------------------------------------------------------------------
Jupiter UK                                         7/5/2003     UK
--------------------------------------------------------------------------------
Kabel Deutschland                                  8/1/2003     Germany
--------------------------------------------------------------------------------
Kast Telecom                                       8/1/2003     France
--------------------------------------------------------------------------------
Ke-Connect Systems Ltd.                           7/21/2003     UK
--------------------------------------------------------------------------------
Kencell                                           7/25/2003     Kenya
--------------------------------------------------------------------------------
Kington Connected Community Co.
Ltd                                               7/21/2003     UK
--------------------------------------------------------------------------------
Kitbag Sports Group Ltd.                          7/21/2003     UK
--------------------------------------------------------------------------------
Koc Holdings                                       7/5/2003     Turkey
--------------------------------------------------------------------------------
KPMG                                             11/17/2003     UK
--------------------------------------------------------------------------------
Lamdanet                                          10/1/2003     France
--------------------------------------------------------------------------------
Lavron Technologies (UK) Ltd                      7/21/2003     UK
--------------------------------------------------------------------------------
Lawyers Online Ltd.                               7/21/2003     UK
--------------------------------------------------------------------------------
LD Com                                            8/1/2003      France
--------------------------------------------------------------------------------
LEA                                               10/1/2003     France
--------------------------------------------------------------------------------
Legend                                            7/21/2003     UK
--------------------------------------------------------------------------------
Link-London Com                                   7/21/2003     UK
--------------------------------------------------------------------------------
Lombard Odier                                      8/1/2003     Switzerland
--------------------------------------------------------------------------------
London Web Communications                         7/21/2003     UK
--------------------------------------------------------------------------------
Lucent UK                                         7/25/2003     UK
--------------------------------------------------------------------------------
Lycos U K Ltd.                                    7/21/2003     UK
--------------------------------------------------------------------------------
M & G Financial Services Ltd.                     7/21/2003     UK
--------------------------------------------------------------------------------
Macif                                             10/1/2003     France
--------------------------------------------------------------------------------
Maif                                              10/1/2003     France
--------------------------------------------------------------------------------
Mailbox Internet                                  7/21/2003     UK
--------------------------------------------------------------------------------
MAN                                                7/2/2003     Germany
--------------------------------------------------------------------------------

----------------
2 Includes the agreement between Artera Group, Inc. and Inline Sales dated as of June 17, 2003, with respect to which Consultant had performed consulting services.

NCT Group Inc.


--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------

Manornet Ltd.                                     7/21/2003     UK
--------------------------------------------------------------------------------
Mantra Online                                     10/21/2003    India
--------------------------------------------------------------------------------
MBNA                                              11/17/2003    India
--------------------------------------------------------------------------------
Medisend Ltd.                                     7/21/2003     UK
--------------------------------------------------------------------------------
Mercedes Benz                                     7/2/2003      Germany
--------------------------------------------------------------------------------
Merula Limited                                    7/21/2003     UK
--------------------------------------------------------------------------------
MetroNet Internet Services                        7/21/2003     UK
--------------------------------------------------------------------------------
Mistral                                           7/21/2003     UK
--------------------------------------------------------------------------------
Mistral Internet Group Ltd.                       7/21/2003     UK
--------------------------------------------------------------------------------
Monaco Telecom                                     8/1/2003     Monaco
--------------------------------------------------------------------------------
Morac Telecom                                      8/1/2003     Morocco
--------------------------------------------------------------------------------
Muenchener Rundschau                               7/2/2003     Germany
--------------------------------------------------------------------------------
Munich Re                                          7/2/2003     Germany
--------------------------------------------------------------------------------
NATO                                               7/2/2003     UK
--------------------------------------------------------------------------------
NDO                                               7/21/2003     UK
--------------------------------------------------------------------------------
Net Village Ltd.                                  7/21/2003     UK
--------------------------------------------------------------------------------
Netdecisions Holdings Ltd.                        7/21/2003     UK
--------------------------------------------------------------------------------
Netforce Group Plc                                7/21/2003     UK
--------------------------------------------------------------------------------
Netkonect Communications Plc                      7/21/2003     UK
--------------------------------------------------------------------------------
Netpresto Ltd.                                    7/21/2003     UK
--------------------------------------------------------------------------------
Netscalibur U K Ltd.                              7/21/2003     UK
--------------------------------------------------------------------------------
Netservices PLC                                   7/21/2003     UK
--------------------------------------------------------------------------------
New York Times                                     7/2/2003     USA
--------------------------------------------------------------------------------
NewNet                                            7/21/2003     UK
--------------------------------------------------------------------------------
NHS                                               7/25/2003     UK
--------------------------------------------------------------------------------
Nildram Ltd.                                      7/21/2003     UK
--------------------------------------------------------------------------------
Nokia                                            11/17/2003     Finland
--------------------------------------------------------------------------------
Noos                                               8/1/2003     France
--------------------------------------------------------------------------------
Nortel                                            7/25/2003     USA
--------------------------------------------------------------------------------
Northwest Net                                     7/21/2003     UK
--------------------------------------------------------------------------------
Novartis                                          7/25/2003     UK
--------------------------------------------------------------------------------
NTL                                               7/25/2003     UK
--------------------------------------------------------------------------------
O2                                                7/25/2003     UK
--------------------------------------------------------------------------------
Onetel                                            10/1/2003     France
--------------------------------------------------------------------------------
ONO                                                8/1/2003     Spain
--------------------------------------------------------------------------------
Onyx Internet                                     7/21/2003     UK
--------------------------------------------------------------------------------
Orange India                                     10/21/2003     India
--------------------------------------------------------------------------------
Orange Thailand                                  10/21/2003     Thailand
--------------------------------------------------------------------------------
Orbital Net Ltd.                                  7/21/2003     UK
--------------------------------------------------------------------------------
Orbix International Ltd.                          7/21/2003     UK
--------------------------------------------------------------------------------
Otago Internet Ltd.                               7/21/2003     UK
--------------------------------------------------------------------------------
Othello Technology Systems
Ltd.                                              7/21/2003     UK
--------------------------------------------------------------------------------
Otstores Ltd.                                     7/21/2003     UK
--------------------------------------------------------------------------------
Oxford University                                11/17/2003     UK
--------------------------------------------------------------------------------
Pacific Dunlap                                    11/17/2003    UK
--------------------------------------------------------------------------------
Payco Net                                         7/21/2003     UK
--------------------------------------------------------------------------------

NCT Group, Inc.


--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------

Phone House                                       10/1/2003     France
--------------------------------------------------------------------------------
Phone World                                      11/17/2003     UK
--------------------------------------------------------------------------------
Phoneme Ltd.                                      7/21/2003     UK
--------------------------------------------------------------------------------
Pictay                                             8/1/2003     France
--------------------------------------------------------------------------------
Pinnacle Internet Services Ltd.                   7/21/2003     UK
--------------------------------------------------------------------------------
Pipemedia OnLine                                  7/21/2003     UK
--------------------------------------------------------------------------------
PIPEX Internet Limited                            7/21/2003     UK
--------------------------------------------------------------------------------
Piroth Heinz                                       8/1/2003     Germany
--------------------------------------------------------------------------------
PlusNet                                           7/21/2003     UK
--------------------------------------------------------------------------------
Poptel Ltd.                                       7/21/2003     UK
-------------------------------------------------------------------------------
Portland Communications Ltd.                      7/21/2003     UK
--------------------------------------------------------------------------------
Power Internet Ltd                                7/21/2003     UK
-------------------------------------------------------------------------------
PrimaCom                                           8/1/2003     Germany
--------------------------------------------------------------------------------
Productive Computer
Multi-Media Ltd                                   7/21/2003     UK
--------------------------------------------------------------------------------
Project Telecom                                   7/21/2003     UK
--------------------------------------------------------------------------------
Prontoserve Broadband                             7/21/2003     UK
--------------------------------------------------------------------------------
Prosodie                                          10/1/2003     France
--------------------------------------------------------------------------------
Puegot                                            10/1/2003     France
--------------------------------------------------------------------------------
Purple Squared Ltd.                               7/21/2003     UK
--------------------------------------------------------------------------------
REDNET Ltd.                                       7/21/2003     UK
--------------------------------------------------------------------------------
Reliance                                         11/17/2003     UK
--------------------------------------------------------------------------------
Reliance Infocom                                  7/25/2003     India
--------------------------------------------------------------------------------
Renault                                           10/1/2003     France
--------------------------------------------------------------------------------
Richemont Group                                  10/21/2003     Switzerland
--------------------------------------------------------------------------------
RM Internet for Learning                          7/21/2003     UK
--------------------------------------------------------------------------------
Rogers Canada                                     7/25/2003     USA
--------------------------------------------------------------------------------
Rogers Communications                             7/25/2003     Canada
--------------------------------------------------------------------------------
Rosebank Internet Services
Ltd.                                              7/21/2003     UK
--------------------------------------------------------------------------------
Royal Bank of Scotland                            7/21/2003     UK
--------------------------------------------------------------------------------
Sabanci Holdings                                  7/5/2003      Turkey
--------------------------------------------------------------------------------
Safaricom                                         7/25/2003     Kenya
--------------------------------------------------------------------------------
Sahara                                            7/25/2003     India
--------------------------------------------------------------------------------
Satellite Sponsorship
International Ltd                                 7/21/2003     UK
--------------------------------------------------------------------------------
Satyam                                           10/21/2003     India
--------------------------------------------------------------------------------
Sci-Teq Ltd.                                      7/21/2003     UK
--------------------------------------------------------------------------------
Scotnet                                           7/21/2003     UK
--------------------------------------------------------------------------------
Scottish Development Agency                        7/2/2003     UK
--------------------------------------------------------------------------------
Searley Data Services                             7/21/2003     UK
--------------------------------------------------------------------------------
Secpay Ltd.                                       7/21/2003     UK
--------------------------------------------------------------------------------
Selcom Broadband                                  7/21/2003     UK
--------------------------------------------------------------------------------
SFR                                                8/1/2003     France
--------------------------------------------------------------------------------
Sheikh Walid - UAE                               11/17/2003     UAE
--------------------------------------------------------------------------------
Shopcreator Plc                                   7/21/2003     UK
--------------------------------------------------------------------------------
Siemens                                           7/21/2003     Germany
--------------------------------------------------------------------------------
Simply Internet Ltd.                              7/21/2003     UK
--------------------------------------------------------------------------------
Sita                                              7/25/2003     UK
--------------------------------------------------------------------------------

NCT Group, Inc.


--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------

Skycross Computer Services
Ltd.                                              7/21/2003     UK
--------------------------------------------------------------------------------
Solidrock U K Ltd.                                7/21/2003     UK
--------------------------------------------------------------------------------
Standard Life                                     7/21/2003     UK
--------------------------------------------------------------------------------
Star Internet                                     7/21/2003     UK
--------------------------------------------------------------------------------
supanet                                           7/21/2003     UK
--------------------------------------------------------------------------------
SuperOnline                                        7/5/2003     Turkey
--------------------------------------------------------------------------------
Swisscom                                          7/25/2003     Switzerland
--------------------------------------------------------------------------------
Synergynet                                        7/21/2003     UK
--------------------------------------------------------------------------------
Talk Internet Ltd.                                7/21/2003     UK
--------------------------------------------------------------------------------
Tata Group                                        10/21/2003    India
--------------------------------------------------------------------------------
Technocom Plc                                     7/21/2003     UK
--------------------------------------------------------------------------------
Tele 2                                            8/1/2003      France
--------------------------------------------------------------------------------
Telecom Plus                                      7/21/2003     UK
--------------------------------------------------------------------------------
Telecomplete                                      7/21/2003     UK
--------------------------------------------------------------------------------
Teleconect                                        10/1/2003     Germany
--------------------------------------------------------------------------------
Telefonica                                        7/2/2003      Spain
--------------------------------------------------------------------------------
Telekom Italia                                    11/17/2003    Italy
--------------------------------------------------------------------------------
Telenor                                           7/2/2003      Norway
--------------------------------------------------------------------------------
Telenor Group                                     7/25/2003     Norway
--------------------------------------------------------------------------------
Telenor Moble                                     7/25/2003     Norway
--------------------------------------------------------------------------------
Telsim                                             7/5/2003     Turkey
--------------------------------------------------------------------------------
Tenovis                                          11/17/2003     UK
--------------------------------------------------------------------------------
TF1                                               10/1/2003     France
--------------------------------------------------------------------------------
The Global Email Co. Ltd.                         7/21/2003     UK
--------------------------------------------------------------------------------
The Internet in Nottingham
Ltd.                                              7/21/2003     UK
--------------------------------------------------------------------------------
The Internexus Group Ltd.                         7/21/2003     UK
--------------------------------------------------------------------------------
The Market Site                                   7/21/2003     UK
--------------------------------------------------------------------------------
Timewarp Internet                                 7/21/2003     UK
--------------------------------------------------------------------------------
Tiscali                                           7/21/2003     UK
--------------------------------------------------------------------------------
TNT Express                                      11/17/2003     UK
--------------------------------------------------------------------------------
T-online                                          10/1/2003     France
--------------------------------------------------------------------------------
Total I T Services Ltd.                           7/21/2003     UK
--------------------------------------------------------------------------------
TPS                                               8/1/2003      France
--------------------------------------------------------------------------------
Trident Net                                       7/21/2003     UK
--------------------------------------------------------------------------------
Triple Play                                      10/21/2003     UK
--------------------------------------------------------------------------------
TurboNet Turkey                                    7/2/2003     Turkey
--------------------------------------------------------------------------------
Turk Telekom                                       7/5/2003     Turkey
--------------------------------------------------------------------------------
Turkcell                                           7/5/2003     Turkey
--------------------------------------------------------------------------------
Twang.net                                         7/21/2003     UK
--------------------------------------------------------------------------------
UBS AG                                            7/25/2003     Switzerland
--------------------------------------------------------------------------------
UK Fastlinks Ltd.                                 7/21/2003     UK
--------------------------------------------------------------------------------
Unite Solutions Ltd.                              7/21/2003     UK
--------------------------------------------------------------------------------
Universal Kiosks Ltd.                             7/21/2003     UK
--------------------------------------------------------------------------------
UPC/UGC                                           7/25/2003     Hollaand
--------------------------------------------------------------------------------
Update Ltd                                       10/21/2003     UK
--------------------------------------------------------------------------------
Utv Internet Ltd.                                 7/21/2003     UK
--------------------------------------------------------------------------------

NCT Group, Inc.


--------------------------------------------------------------------------------
Company Name                  Dep't or Division  Start Date  Headquarter Country
--------------------------------------------------------------------------------

Vestelnet                                          7/5/2003     Turkey
--------------------------------------------------------------------------------
Via Net Works U K Ltd.                            7/21/2003     UK
--------------------------------------------------------------------------------
VIAG AG                                          11/17/2003     UK
------------------------------------------ -------------------------------------
Virgin Holdings                                    7/2/2003     UK
--------------------------------------------------------------------------------
Vispa Internet Limited                            7/21/2003     UK
--------------------------------------------------------------------------------
Vodafone Group                                   11/17/2003     UK
--------------------------------------------------------------------------------
Volkswagen                                         7/2/2003     Germany
--------------------------------------------------------------------------------
Washington Post                                    7/2/2003     USA
--------------------------------------------------------------------------------
Webcom                                             7/2/2003     Jamaica
--------------------------------------------------------------------------------
Webleicester                                      7/21/2003     UK
--------------------------------------------------------------------------------
Weblife Tv                                        7/21/2003     UK
--------------------------------------------------------------------------------
Webnet2000 Ltd.                                   7/21/2003     UK
--------------------------------------------------------------------------------
Webscape Ltd.                                     7/21/2003     UK
--------------------------------------------------------------------------------
Western NY Computing Systems                       7/2/2003     USA
--------------------------------------------------------------------------------
Wi-Fi Spot                                         8/1/2003     France
--------------------------------------------------------------------------------
Wordmap Ltd.                                      7/21/2003     UK
--------------------------------------------------------------------------------
Worldwide Web Services Ltd.                       7/21/2003     UK
--------------------------------------------------------------------------------
Xisos Organisation                                7/21/2003     UK
--------------------------------------------------------------------------------
York Multimedia Network Ltd.                      7/21/2003     UK
--------------------------------------------------------------------------------
Yorkshirenet Ltd.                                 7/21/2003     UK
--------------------------------------------------------------------------------
Your Communications                               7/21/2003     UK
--------------------------------------------------------------------------------
Zen Internet                                      7/21/2003     UK
--------------------------------------------------------------------------------
Zetnet Services Ltd.                              7/21/2003     UK
--------------------------------------------------------------------------------
Zorlu Holdings                                     7/5/2003     Turkey
--------------------------------------------------------------------------------
Zynet Ltd.                                        7/21/2003     UK
--------------------------------------------------------------------------------